[ * ] - Certain information omitted and filed separately with the Commission pursuant to a confidential treatment request under Commission Rule 24b-2.











                               PURCHASE AGREEMENT



                                     between



                                   CREE, INC.

                           Durham, North Carolina, USA
                                   ("Seller")


                                       and



                    OSRAM OPTO SEMICONDUCTORS GMBH & CO. OHG

                                   Regensburg
                           Federal Republic of Germany
                                  ("Purchaser")






                               Dated July 27, 2000

                               PURCHASE AGREEMENT


PURCHASE AGREEMENT (this "Agreement"), made and effective as of the 24th day of July, 2000 (the "Effective Date"), by and between CREE, INC. (hereinafter referred to as "Seller"), a corporation organized under the laws of the State of North Carolina, the United States of America, and OSRAM OPTO SEMICONDUCTORS GMBH & CO. OHG (hereinafter referred to as "Purchaser"), a joint venture organized under the laws of the Federal Republic of Germany.

                                    Recitals

WHEREAS, Seller is engaged in the business, among others, of manufacturing and selling LED's in die form and silicon carbide (SiC) wafers; and

WHEREAS, Purchaser is engaged in the business, among others, of manufacturing LED's packaged in lamp form and desires to purchase a quantity of LED die products and SiC wafers from Seller; and

WHEREAS, the parties have agreed on the terms and conditions under which Seller will sell such LED's and wafers to Purchaser and desire to memorialize such terms in this Agreement; and

NOW, THEREFORE, in consideration of the foregoing and the mutual obligations undertaken in this Agreement, the parties agree as follows:

1.     CONTRACT DOCUMENTS; DEFINITIONS

       1.1.   Documents.

              The  following  documents  are  annexed to and made a part of this
              Agreement:

              (a)    Schedule  1  -  Quantity   and  Shipment   Schedule   (with
                     Attachment A thereto)

              (b)    Schedule 2 - Price and Payment Schedule

              (c)    Schedule 3 - Product Specifications

        1.2.  Definitions.

              For purposes of this Agreement,  the terms defined in this Section
              1.2 shall have the meaning specified and such definitions shall apply to both singular and plural forms:

              (a) "Affiliates" of a designated corporation, company or other entity means all entities which control, are controlled by, or are under common control with the named entity, whether directly or through one or more intermediaries. For purposes of this definition "controlled" and "control" mean ownership of securities representing more than fifty percent (50%) of the voting capital stock or other interest having voting rights with respect to the election of the board of directors or similar governing authority.

              (b) "Confidential Information" shall have the meaning defined in Section 11.1.

              (c) "Product Specifications" means the specifications set forth or referenced in Schedule 3, as the same may be amended from time to time by mutual written

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July 27, 2000 Purchase Agreement                                          Page 1
                     agreement of the parties or pursuant to the terms and conditions set forth in such schedule.

              (d) "Products" mean LED chips and silicon carbide substrates which conform to the applicable Product Specifications. Products supplied under this Agreement will be "GaN LEDs," "InGaN LEDs" and "SiC Wafers" as described in Schedule 3.

2.     PURCHASE AND SALE

       2.1.   Purchase Commitment.

              (a) Purchaser will purchase from Seller and Seller will sell to Purchaser the quantity of Products shown in Schedule 1, subject to and in accordance with the terms and conditions of this Agreement.

              (b) Purchaser shall be entitled to cancel or otherwise reduce its purchase commitment under this Agreement, or to reschedule shipments of Products under this Agreement, only to the extent expressly permitted by Schedule 1.

       2.2.   Price.

              (a)    The purchase price of the Products is set forth in Schedule
                     2.

              (b) The prices stated in this Agreement do not include transportation or insurance costs, or any sales, use, excise or other taxes, duties, fees or assessments imposed by any jurisdiction.

              (c) All applicable taxes, duties, fees or assessments imposed by any jurisdiction with respect to the purchase of the Products (other than taxes on Seller's net income) will be paid by Purchaser. Any taxes, duties, fees or assessments at any time paid by Seller which are to be paid by
                     Purchaser under this Agreement shall be invoiced to Purchaser and reimbursed to Seller.

       2.3.   Payment Terms.

              (a) Purchaser will pay for Products to be purchased under this Agreement in accordance with the payment terms in Schedule 2.

              (b) Payment will be made in U.S. dollars by wire transfer to an account designated in writing by Seller, without reduction for any currency exchange or other charges.

              (c)    Seller will provide  Purchaser an invoice  and/or  shipping documentation for each shipment showing the quantity shipped, the applicable price, any amounts prepaid by Purchaser for the shipment, and any taxes, duties, fees or other assessments due from Purchaser with respect to the shipment.

              (d) Amounts not paid when due under this Agreement shall accrue interest at the rate of twelve percent (12%) per annum or, if less, the maximum rate permitted by law.

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July 27, 2000 Purchase Agreement                                          Page 2

3.     DELIVERY

       3.1.   Purchase Orders; Forecasts.

              (a) Purchaser will submit written purchase orders evidencing its commitment to purchase Products prior to each scheduled shipment date set forth in Schedule 1. Purchase orders will specify the particular quantity of each Product type to be shipped. Purchase orders must be received at least sixty
                     (60) days prior to the monthly period in which shipment is scheduled according to Schedule 1.

              (b) Purchase orders may be submitted by Purchaser or by its Affiliates acting on Purchaser's behalf and in its name. If Purchaser requests delivery of shipments to a location other than Regensburg, Germany, the personnel at such location shall be regarded as authorized to act on Purchaser's behalf with respect to scheduling and acceptance of shipments and other matters relating thereto.

              (c) The terms and conditions of this Agreement shall govern the purchase of Products under this Agreement notwithstanding any contrary provisions of any purchase order, order acknowledgment or other similar document issued by either party. Purchase orders issued under this Agreement are intended as an administrative convenience and, in the case of InGaN LEDs, to specify the selection of such Products, but the obligation to purchase Products under this Agreement is not conditioned upon issuance of a purchase order.

              (d) Together with each purchase order, Purchaser shall furnish Seller a nonbinding forecast of the mix of Products expected to be to ordered for delivery during the three months following the period covered by the purchase order.

              (e) Seller will, within ten (10) days after receipt of a purchase order submitted in accordance with the foregoing, issue a written order acknowledgment advising Purchaser of the scheduled shipment date(s) for the quantities ordered.

       3.2.     Shipment Schedule.

              (a) Seller will use all commercially reasonable efforts to ship Products in accordance with the shipment schedule set forth in Schedule 1. Seller reserves the right to ship quantities prior to the scheduled dates; provided, however, that no shipment shall be made such that Purchaser receives the shipment earlier than the calendar month immediately preceding the month such quantity was originally scheduled to be shipped.

              (b) Seller shall be deemed in default due to a delay in meeting the shipment schedule set forth in Schedule 1 only if, immediately after the last day of any calendar month specified therein, the cumulative quantity actually shipped by Seller is less than eighty-five percent (85%) of the cumulative quantity due to have been shipped.

              (c) In the event of a default by Seller as provided in Section 3.2((b)), Purchaser shall be entitled to liquidated damages of one percent (1%) per week of the purchase price of the delayed Products, subject to a maximum of ten percent (10%) of such purchase price. If Product shipments are delayed six weeks or more due to circumstances within Seller's reasonable control, then in lieu of the foregoing

--------------------------------------------------------------------------------
July 27, 2000 Purchase Agreement                                          Page 4
                     liquidated damages Purchaser may claim damages actually resulting from the delay up to forty percent (40%) of the purchase price of the delayed Products. This paragraph states Purchaser's sole claim for damages resulting from Seller's delay in delivering Products.

       3.3.   Packaging.

              Seller will ship Products in Seller's standard packaging or packaged in such other manner as the parties may mutually agree in writing.

       3.4.   Manner of Shipment.

              Unless otherwise mutually agreed Products shall be shipped F.C.A. Seller's manufacturing facilities by delivery to a transportation company designated by Purchaser. Products shall be deemed delivered to Purchaser when delivered to the transportation company at the shipping point. Title and risk of loss or damage shall pass to Purchaser upon delivery. All transportation charges and expenses, including the cost of insurance against loss or damage in transit, shall be Purchaser's sole responsibility. Any such amounts paid by Seller will be invoiced to and paid by Purchaser.

4.     NON-CONFORMING SHIPMENTS

       4.1.   Reporting of Claims.

              Except for warranty claims under Article 6, in the event any shipment does not conform to the ordered amount and type of Product or suffers other faults or defects clearly discernible upon reasonable inspection, such non-conformity will be reported in writing to Seller as soon as possible and in any event no later than forty-five (45) days after shipment of the Product to Purchaser. All other non-conformities in shipments shall be reported in writing to Seller promptly upon discovery. If not so reported, the non-conformity shall be deemed waived.

       4.2.   Remedies for Non-Conforming Shipments.

              Seller's sole obligation with respect to shipments determined to be non-conforming shall be, at its option, to replace the non-conforming Products (with shipment at Seller's expense) or to issue a credit to Purchaser in the amount of the price paid for such Products with interest calculated at the rate of twelve percent (12%) per annum from the date of payment to the date of credit. This paragraph states Seller's sole obligations with respect to non-conforming shipments. After acceptance of any shipment Purchaser's sole remedies for defects in such shipment shall be as provided in the warranty provisions of this Agreement.

       4.3.   Compliance with Instructions.

              In addition to such other duties as may be imposed by law, Purchaser will comply with all of Seller's reasonable instructions regarding rejected goods. If Purchaser incurs any expenses in complying with such instructions, Seller shall reimburse Purchaser for such expenses promptly upon receipt of Purchaser's written request therefor.

--------------------------------------------------------------------------------
July 27, 2000 Purchase Agreement                                          Page 4

5.     TECHNICAL COOPERATION

       Seller and Purchaser agree to have their representatives meet in person from time to time, at mutually agreed upon times and locations but not more frequently than once each calendar quarter,

X       to discuss potential improvements in and the markets for the InGaN LEDs.

6.     WARRANTIES

       6.1.   Limited Warranty.

              (a) Seller warrants to Purchaser that Products purchased from Seller under this Agreement will conform to and perform in accordance with the applicable Product Specifications.

              (b) This warranty is extended only to Purchaser and does not constitute a warranty to Purchaser's customers or any other person. This warranty shall not apply to any defect or failure to perform resulting in whole or in part from improper use, application, installation or operation, and Seller shall have no liability of any kind for failure of any equipment or other items in which the Products are incorporated.

              (c) All claims under this warranty must be reported in writing to Seller (with such report accompanied by the Product claimed to be defective, including the die "package" in the case of Products sold in die form) as soon as possible, but in any event no later than ***** days after shipment of the Products to Purchaser. If not so reported, such claims shall be waived.

              (d) Seller's sole obligation with respect to Products determined not to meet the terms of this warranty shall be, at its option, to replace such Products or to issue a credit or refund to Purchaser in the amount of the price received by Seller for the Products. This paragraph states the exclusive remedy against Seller with respect to breach of the warranty given herein or other alleged defects in the Products.

       6.2.   Warranty Disclaimer.

              THE WARRANTY IN SECTION 6.1 ABOVE IS GIVEN IN LIEU OF ALL OTHER WARRANTIES, WHETHER ORAL OR WRITTEN, EXPRESS OR IMPLIED, OR IMPOSED BY STATUTE OR OTHERWISE. ALL IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE AND MERCHANTABILITY ARE EXPRESSLY DISCLAIMED BY SELLER.

7.     INDEMNIFICATION

       7.1.   By Seller.

              (a) Seller at its expense will defend any claim or judicial action brought against Purchaser by a third party, and indemnify Purchaser against any liability for infringement damages finally awarded in any such action, insofar as the same is based on a claim that Products purchased under this Agreement infringe any patent of such third party.

              (b) If any Products are held to be infringing and their use or sale enjoined, or if in the opinion of Seller any Products are likely to become the subject of such a claim of

--------------------------------------------------------------------------------
July 27, 2000 Purchase Agreement                                          Page 5
                     infringement, Seller may, in its sole discretion and at its own expense, procure a license which will protect Purchaser against such claim without cost to Purchaser, replace Seller's inventory of Products with non-infringing Products, or require return of Products in Seller's inventory and refund the price paid by Purchaser for such Products.

              (c) Seller shall have no obligation hereunder for or with respect to claims, actions or demands alleging infringement that arise by reason of combination of noninfringing items with any items not supplied by Seller.

              (d) This Section 7.1 states the entire liability of Seller with respect to any claim of infringement.

       7.2.   Conditions of Indemnification.

              Seller's obligations under the foregoing indemnity are subject to the condition that the Purchaser give the Seller: (1) prompt written notice of any claim or action for which indemnity is sought; (2) complete control of the defense and settlement thereof by Seller; and (3) cooperation of the Purchaser in such defense. The obligations under the foregoing indemnity are also subject to the condition that the Purchaser not enter into any compromise or settlement or make any admission of liability without the prior written consent of the Seller.

8.     LIMITATIONS OF LIABILITY

       Except as provided in article 7, neither Seller nor Purchaser will have any liability to the other for any consequential, incidental, indirect or special damages arising out of or in connection with this agreement or the use or performance of any Products, even if advised of the possibility of such damages. This limitation applies regardless of whether such claim is based on tort, contract, warranty, negligence, strict liability or any other theory. This limitation shall not apply to the extent liability is mandatory by law, as for example in cases of intent or gross negligence, and cannot be lawfully disclaimed. Additionally this limitation shall not apply to the extent Seller has a valid, enforceable and collectable claim against Seller's (Product) Liability Insurer to recover such damages under its product liability insurance coverage and is otherwise liable under the laws mentioned in
       Article 13.11. Nothing herein shall be construed to impose any obligation on Seller with respect to such insurance.

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July 27, 2000 Purchase Agreement                                          Page 6

9.     FORCE MAJEURE

       Seller shall not be in default or liable for any delay or failure in performance of this Agreement due to strike, lockout, riot, war, fire, act of God, accident, delays caused by Purchaser or compliance with any law, regulation, order or direction, whether valid or invalid, of any governmental authority or instrumentality thereof or due to any causes beyond its reasonable control, whether similar or dissimilar to the foregoing and whether or not foreseen. Seller shall use all commercially reasonable efforts to avoid or remove such causes of non-performance or to limit the impact of the event on Seller's performance and shall continue performance with the utmost dispatch whenever such causes are removed.

10.    TERMINATION

       10.1.  Termination upon Default or Insolvency.

              Either party may terminate this Agreement by giving written notice of termination to the other:

              (a) if the other party commits a material breach of its obligations under this Agreement and does not cure such breach within thirty (30) after receipt of written notice of the breach from the non-breaching party; or

              (b) if the other party becomes insolvent, or any voluntary or involuntary petition for bankruptcy or for reorganization is filed by or against the other party, or a receiver is appointed with respect to all or any substantial portion of the assets of the other party, or a liquidation proceeding is commenced by or against the other party; provided that, in the case of any involuntary petition or proceeding filed or commenced against a party, the same is not dismissed within sixty (60) days.

       10.2.  Effect of Termination.

              Nothing in this Article 10 shall affect, be construed or operate as a waiver of any right of the party aggrieved by any breach of this Agreement to recover any loss or damage incurred as a result of such breach, either before or after the termination hereof, subject, however, to the limitations expressly set forth in other Articles of this Agreement.

11.    CONFIDENTIAL INFORMATION

       11.1.  Definition.

              "Confidential Information" means any information received by one party or its Affiliates (the "receiving party") from the other party or its Affiliates (the "disclosing party") which relates to the subject matter of this Agreement and which the receiving party has been informed or has a reasonable basis to believe is confidential to the disclosing party, unless such information: (1) was known to the receiving party prior to receipt from the disclosing party; (2) was lawfully available to the public prior to receipt from the disclosing party; (3) becomes lawfully available to the public after receipt from the disclosing party, through no act or omission on the part of the receiving party; (4) corresponds in substance to any information received in good faith by the receiving party from any third party without restriction as to confidentiality; or (5) is independently developed by an employee or agent of the receiving party who has not received or had access to such information.

       11.2.  Identification.

              Information which the disclosing party wishes to have treated as Confidential Information under this Agreement shall be identified at the time of disclosure as "confidential" by marking, or in the case of oral disclosures, shall be confirmed as such in writing within thirty (30) days following the oral disclosure.

       11.3.  Confidentiality Obligations.

              (a) Each party agrees to maintain Confidential Information received from the other in

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July 27, 2000 Purchase Agreement                                          Page 7
                     confidence and neither use for any unauthorized purpose nor disclose such Confidential Information, without the prior written approval of the disclosing party, except for such disclosures as are required to comply with any order of a court or any applicable rule, regulation or law of any jurisdiction or as provided in Section 11.4. Confidential Information may be used only in the performance of this Agreement and for such other purposes as the disclosing party may authorize in writing.

              (b) In the event that a receiving party is required by judicial or administrative process to disclose Confidential Information of the disclosing party, it shall promptly notify the disclosing party and allow the disclosing party a reasonable time to oppose such process.

              (c) Within each party and their respective Affiliates, Confidential Information shall be disclosed only on a need-to-know basis. Each party shall protect Confidential Information of the other by using the same degree of care, but not less than a reasonable degree of care, to prevent unauthorized disclosure or use as that party uses to protect its own confidential information of like nature.

              (d) The foregoing obligations shall remain in force with respect to each item of Confidential Information for five
                     (5) years following the date such information is first disclosed under this Agreement, notwithstanding any earlier termination of this Agreement.

              (e) Each party represents and warrants to the other that its employees, agents or consultants having access to any Confidential Information of the other party shall be subject to a valid, binding and enforceable agreement to maintain such Confidential Information in confidence.

              (f) Each party agrees upon request of the other party to return all Confidential Information received from the other party under this Agreement.

       11.4.  Terms of Agreement.

              Purchaser and Seller agree that the terms of this Agreement shall be treated as Confidential Information of each other subject to this Article 11; provided, however, that either party may, upon notice to the other, make such public disclosures regarding this Agreement as in the opinion of counsel for such party are required by applicable securities laws or regulations.

12.    ADDITIONAL UNDERTAKINGS

       12.1.  Use of Trademarks, Etc.

              Neither  party  will,  without  the prior  written  consent of the other, (a) use in advertising, publicity or otherwise in connection with any Products sold under this Agreement, any trade name, trademark, trade device, service mark, or symbol owned by the other party or its Affiliates; or (b) represent, either directly or indirectly, that any product of such party or its Affiliates is a product manufactured by the other party or its Affiliates, or vice versa.

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July 27, 2000 Purchase Agreement                                          Page 8

       12.2.  Use of SiC Wafers.

              Purchaser agrees that it will not, without Seller's prior written consent, use SiC Wafers supplied under this Agreement in the bulk growth of silicon carbide or in the development of processes for bulk growth of silicon carbide, nor sell or otherwise transfer or make available any SiC Wafers to any other person or entity, including Purchaser's Affiliates, except as provided below. Purchaser may transfer SiC Wafers supplied under this Agreement to its Affiliates that are not engaged in the bulk growth of silicon carbide or in the development of processes for bulk growth of silicon carbide provided the Affiliate agrees to be bound by the restrictions stated in this paragraph. Purchaser will be responsible for any breach of the restrictions by its Affiliate.

       12.3.  Resale of Products.

              Purchaser agrees that it will not, without Seller's prior written consent, sell or otherwise transfer or make available LED Products supplied under this Agreement to any other person or entity, including Purchaser's Affiliates, in the form of LED die or in any form other than lamp or other packaged form, except as provided below or permitted with respect to the sale of LED die for chip-on-board solutions by the Development, License and Supply Agreement between the Seller and Siemens AG dated October 25, 1995 (which agreement was assigned to and assumed by Purchaser pursuant to the Transformation Agreement between Siemens AG, Seller and Purchaser effective January 1, 1999). Purchaser may transfer such LED Products to its Affiliates in die form for packaging provided the Affiliate agrees to be bound by the restrictions stated in this paragraph. Purchaser will be responsible for any breach of the restrictions by its Affiliate. If Purchaser's inventories of LED Products supplied under this Agreement exceed its demand for packaged LEDs, or if due to technical reasons Purchaser is unable to supply packaged LEDs in a form that meets a particular customer's requirements, then at Purchaser's request Seller will in good faith discuss with Purchaser the possibility of giving its consent to the resale of LED Products in die form in that circumstance.

13.    GENERAL

       13.1.  Notices.

              All notices under this Agreement shall be in writing and sent by prepaid airmail post, by reputable courier service, or by facsimile or electronic message (with a confirmation copy concurrently dispatched by prepaid airmail post or courier service), to the addresses of the respective parties as set forth by their signatures below or to such other address as the party may hereafter specify by written notice so given. Notices shall be effective upon receipt at the location of the specified address.

       13.2.  Authority; No Conflicting Obligations.

              Each party warrants that its has all requisite power and authority to enter into and perform this Agreement, and that it has no agreement with any third party or commitments or obligations which conflict in any way with its obligations hereunder.

       13.3.  Relationship of the Parties.

              The relationship of Purchaser and Seller under this Agreement is intended to be that of independent contractors. Nothing herein shall be construed to create any partnership, joint

--------------------------------------------------------------------------------
July 27, 2000 Purchase Agreement                                          Page 9
              venture or agency relationship of any kind. Neither party has any authority under this Agreement to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any contract, agreement or undertaking with any third party.

       13.4.  Assignment.

              Except as expressly provided for in this Agreement, neither this Agreement nor any right or obligations hereunder shall be assignable by either party without the prior written consent of the other party and any purported assignment without such consent shall be void. Either party may assign this Agreement without such consent in connection with the sale or transfer of all or substantially all of the assets of the assigning party. Any permitted assignee shall assume all obligations of its assignor under this Agreement. No assignment shall relieve any party of responsibility for the performance of its obligations hereunder.

       13.5.  Dispute Resolution.

              Any disputes or claims arising from this Agreement or its breach shall be submitted to and resolved exclusively by arbitration conducted in accordance with the Rules of Conciliation and
              Arbitration of the International Chamber of Commerce. The arbitration shall be conducted by three (3) arbitrators appointed in accordance with such rules. The place of arbitration shall be in Geneva, Switzerland. An award rendered in the arbitration shall be final and binding upon the parties and judgment may be entered thereon in any court of competent jurisdiction.

       13.6.  Severability.

              If any provision of this Agreement is found invalid or unenforceable, the remaining provisions will be given effect as if the invalid or unenforceable provision were not a part of this Agreement.

       13.7.  Amendments; Waiver.

              This Agreement may not be amended except in a writing signed by the authorized representatives of both parties. No waiver of any provision of this Agreement shall be effective unless made in writing and signed by the party sought to be charged therewith. The failure of either party to enforce any provision of this Agreement shall not constitute or be construed as a waiver of such provision or of the right to enforce it at a later time.

       13.8.  No Implied License.

              Nothing in this Agreement shall be construed to convey any license under any patent, copyright, trademark or other proprietary rights owned or controlled by either party, whether relating to the Products sold or any other matter.

       13.9.  Export Regulation.

              Purchaser   shall  comply  in  all  respects  with  all  laws  and
              regulations of the United States government or any agency thereof pertaining to exports.

--------------------------------------------------------------------------------
July 27, 2000 Purchase Agreement                                         Page 10

       13.10. Enforcement Costs.

              The prevailing party in any arbitration or judicial action brought to enforce the provisions of this Agreement shall be entitled to recover its costs and expenses, including reasonable attorneys' fees, incurred in filing and prosecuting or defending such action.

       13.11. Governing Law.

              This Agreement shall be governed by and construed in accordance with the internal laws of Switzerland, without regard to conflicts of laws principles.

       13.12. Construction.

              The captions contained in this Agreement are for reference only and shall not be used in its construction or interpretation. The provisions of this Agreement shall be construed and interpreted fairly to both parties without regard to which party drafted the same.

       13.13. United Nations Convention.

              The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

       13.14. Entire Agreement.

              This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous agreements and understandings between the parties, whether oral or written, relating to such subject matter.

                                   * * * * *





























--------------------------------------------------------------------------------
July 27, 2000 Purchase Agreement                                         Page 11

IN WITNESS WHEREOF, the parties, through their respective duly authorized officers, have executed this Agreement to be effective as of the Effective Date set out in the preamble hereto.

CREE, INC.                                OSRAM OPTO SEMICONDUCTORS GMBH & CO.



By                                        By
     --------------------------------          --------------------------------
     F. Neal Hunter, Chairman & CEO            R. Mueller, President & CEO

Date                                      Date
     --------------------------------          --------------------------------

                                          By
                                               --------------------------------
                                               Robert Wittgen, CFO

                                         Date  --------------------------------

Address for Notices                      Address for Notices

Cree, Inc.                               OSRAM Opto Semiconductors GmbH & Co.OHG
4600 Silicon Drive                       Wernerwerkstr. 2
Durham, North Carolina 27703             93049 Regensburg
USA                                      Germany
Attention:  President                    Attention:  President
Fax No:  +1 (919) 313-5403               Fax No:  +49 341 202 2207


































--------------------------------------------------------------------------------
July 27, 2000 Purchase Agreement                                         Page 12

                                   SCHEDULE 1

                         Quantity and Shipment Schedule

A.     Quantity Commitment.

       1. During the period commencing October 1, 2000 and ending September 23, 2001, Purchaser will purchase from Seller the quantities of each Product type shown below:

                  GaN LEDs                                  *****
                  InGaN LEDs - Standard size                *****
                  InGaN LEDs - Small size                   *****
                  InGaN LEDs - Aton technology              *****
                  SiC Wafers                                *****  (50 mm dia.)

       2. The InGaN LED - Aton technology part referenced above has not been developed by Seller nor qualified by Purchaser. Purchaser's obligation to buy and Seller's obligation to sell such Product under this Agreement are subject to the condition that the parties mutually agree in writing on specifications for the Product. The parties shall cooperate diligently and in good faith with the goal of Seller developing the Product, Purchaser qualifying the Product and the parties reaching mutual agreement on specifications for the Product such that shipments of the Product may commence under this Agreement beginning October 1, 2000. Seller will endeavor to deliver engineering samples and preliminary specifications by August 31, 2000. Failure of the parties to agree on specifications for such Product shall not give either party the right to terminate this Agreement.

B.     Shipment Schedule.

       1.     The shipment schedule is as follows:

              ------------------------------------------------------------------
                                             Quarterly (13-Week) Period Ending
                                           -------------------------------------
                             Product       12/24/00  3/25/01  6/24/01  9/23/01
              ==================================================================
              GaN LEDs                      *****     *****    *****    *****
              InGaN LEDs - Standard size    *****     *****    *****    *****
              InGaN LEDs - Small size       *****     *****    *****    *****
              InGaN LEDs - Aton technology  *****     *****    *****    *****
              SiC Wafers                    *****     *****    *****    *****
              ------------------------------------------------------------------

       2. Subject to the provisions of this Agreement, unless otherwise mutually agreed the quarterly amounts shown above will be shipped in three shipments on the last day of the fourth, eighth and final week of each quarterly period. The mix of Products for each shipment shall be in accordance with Attachment A to this Schedule 1 except that Purchaser may, by written notice to Seller given not less than ninety (90) days prior to the scheduled shipment date, specify a different mix of InGaN LEDs, provided that: (a) the aggregate purchase price for all InGaN LEDs to be shipped in each quarterly period is not less than the aggregate for such quarter under Attachment A; and (b) Seller has manufacturing capacity available to produce the requested mix. Seller will advise Purchaser in writing, within fifteen (15) days after receipt of Purchaser's notice specifying a different mix, whether Seller has manufacturing capacity available to produce the

--------------------------------------------------------------------------------
July 27, 2000 Purchase Agreement                                         Page 13
              requested mix. Seller will use its best commercially reasonable efforts to supply the requested mix.

C.     Rescheduling.

       1. Purchaser may without charge reschedule shipments of quantities of GaN LEDs under the following terms:

              (a) for quantities scheduled to be shipped more than twenty-four (24) weeks following Seller's receipt of written notice from Purchaser requesting rescheduling, Purchaser may reschedule up to thirty percent (30%) of such quantity for up to ninety (90) days after the originally scheduled shipment date but not later than December 23, 2001; and

              (b)    for  quantities  scheduled  to be shipped  more than twelve
                     (12) weeks but  within  twenty-four  (24)  weeks  following
                     Seller's receipt of written notice from Purchaser requesting rescheduling, Purchaser may reschedule up to ten percent (10%) of such quantity for up to ninety (90) days after the originally scheduled shipment date but not later than December 23, 2001.

       2. Purchaser may without charge reschedule shipments of quantities of InGaN GaN LEDs under the following terms:

              (a) for quantities scheduled to be shipped more than twenty-four (24) weeks following Seller's receipt of written notice from Purchaser requesting rescheduling, Purchaser may reschedule up to twenty-five percent (25%) of such quantity for up to ninety (90) days after the originally scheduled shipment date but not later than December 23, 2001; and

              (b)    for  quantities  scheduled  to be shipped  more than twelve
                     (12) weeks but  within  twenty-four  (24)  weeks  following
                     Seller's receipt of written notice from Purchaser requesting rescheduling, Purchaser may reschedule up to ten percent (10%) of such quantity for up to ninety (90) days after the originally scheduled shipment date but not later than December 23, 2001.

       3. In all other cases Purchaser may reschedule shipments only with Seller's mutual written agreement.

       4. Purchaser's notice requesting rescheduling must specify the quantity to be deferred and the date on which shipment is to be made. Subject to the foregoing, a shipment may be rescheduled any number of times under this Paragraph (C).












--------------------------------------------------------------------------------
July 27, 2000 Purchase Agreement                                         Page 14

SCHEDULE 1 - ATTACHMENT A                                CONFIDENTIAL TREATEMENT


       -------------------------------------------------------------  ------
****    **** **** **** **** **** **** **** **** **** **** **** ****    ****
       -------------------------------------------------------------  ------

--------------------------------------------------------------------------------

       -------------------------------------------------------------  ------
****    **** **** **** **** **** **** **** **** **** **** **** ****    ****
       -------------------------------------------------------------  ------

--------------------------------------------------------------------------------

       -------------------------------------------------------------  ------
****    **** **** **** **** **** **** **** **** **** **** **** ****    ****
       -------------------------------------------------------------  ------
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****    **** **** **** **** **** **** **** **** **** **** **** ****    ****
       -------------------------------------------------------------  ------
       -------------------------------------------------------------  ------
****    **** **** **** **** **** **** **** **** **** **** **** ****    ****
       -------------------------------------------------------------  ------
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****    **** **** **** **** **** **** **** **** **** **** **** ****    ****
       -------------------------------------------------------------  ------
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****    **** **** **** **** **** **** **** **** **** **** **** ****    ****
       -------------------------------------------------------------  ------
       -------------------------------------------------------------  ------
****    **** **** **** **** **** **** **** **** **** **** **** ****    ****
       -------------------------------------------------------------  ------
       -------------------------------------------------------------  ------
****    **** **** **** **** **** **** **** **** **** **** **** ****    ****
       -------------------------------------------------------------  ------
       -------------------------------------------------------------  ------
****    **** **** **** **** **** **** **** **** **** **** **** ****    ****
       -------------------------------------------------------------  ------
       -------------------------------------------------------------  ------
****    **** **** **** **** **** **** **** **** **** **** **** ****    ****
       -------------------------------------------------------------  ------
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****    **** **** **** **** **** **** **** **** **** **** **** ****    ****
       -------------------------------------------------------------  ------
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****    **** **** **** **** **** **** **** **** **** **** **** ****    ****
       -------------------------------------------------------------  ------
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****    **** **** **** **** **** **** **** **** **** **** **** ****    ****
       -------------------------------------------------------------  ------
       -------------------------------------------------------------  ------
****    **** **** **** **** **** **** **** **** **** **** **** ****    ****
       -------------------------------------------------------------  ------









--------------------------------------------------------------------------------
July 27, 2000 Purchase Agreement                                         Page 15

                                   SCHEDULE 2

                           Price and Payment Schedule


A. Prices. Prices shall be determined as follows, subject to Paragraph (B) of this Schedule 2:

       1.     GaN LEDs (Part No. *****)

              ------------------------------------- ------------------------
                      Incremental Quantities            Unit Price (US$)
              ===================================== ========================
                           0 to *****                       *****
                       ***** to *****                       *****
                       ***** to *****                       *****
                      ***** and greater                     *****
              ------------------------------------- ------------------------


       2.     InGaN LEDs - Standard size

              (a)    Blue: Part Nos. ***** and *****

               ------------------------------------- ------------------------
                      Incremental Quantities            Unit Price (US$)
               ===================================== ========================
                           *****                            *****
                       ***** to *****                       *****
                       ***** to *****                       *****
                      ***** and greater                     *****
               ------------------------------------- ------------------------

              (b)    Green: Part Nos. ***** and *****

               ------------------------------------- ------------------------
                      Incremental Quantities            Unit Price (US$)
               ===================================== ========================
                           *****                            *****
                       ***** to *****                       *****
                       ***** to *****                       *****
                      ***** and greater                     *****
               ------------------------------------- ------------------------

       3.     InGaN LEDs - Small size

              (a)    Blue: Part No. *****

               ------------------------------------- ------------------------
                      Incremental Quantities            Unit Price (US$)
               ===================================== ========================
                           *****                            *****
                       ***** to *****                       *****
                       ***** to *****                       *****
                      ***** and greater                     *****
               ------------------------------------- ------------------------


--------------------------------------------------------------------------------
July 27, 2000 Purchase Agreement                                         Page 16

              (b)    Green: Part No. ****** *

               ------------------------------------- ------------------------
                      Incremental Quantities            Unit Price (US$)
               ===================================== ========================
                           *****                            *****
                       ***** to *****                       *****
                       ***** to *****                       *****
                      ***** and greater                     *****
               ------------------------------------- ------------------------

              *Specifications for the ***** part shall be mutually agreed upon in writing by the parties.

       4.     InGaN LEDs - Aton technology*

              (a)    Blue (part no. to be determined)

               ------------------------------------- ------------------------
                      Incremental Quantities            Unit Price (US$)
               ===================================== ========================
                           *****                            *****
                       ***** to *****                       *****
                       ***** to *****                       *****
                      ***** and greater                     *****
               ------------------------------------- ------------------------

              (b)    Green (part no. to be determined)

               ------------------------------------- ------------------------
                      Incremental Quantities            Unit Price (US$)
               ===================================== ========================
                           *****                            *****
                       ***** to *****                       *****
                       ***** to *****                       *****
                      ***** and greater                     *****
               ------------------------------------- ------------------------

              *Specification for the Aton technology parts shall be mutually agreed upon in writing by the parties.

       5.     SiC Wafers

               ------------------------------------- ------------------------
                      Incremental Quantities            Unit Price (US$)
               ===================================== ========================
                           *****                            *****
                       ***** to *****                       *****
                       ***** to *****                       *****
                      ***** and greater                     *****
               ------------------------------------- ------------------------

       The parties acknowledge that the reduction in per unit prices reflects Seller's expectation that it will improve manufacturing yields and reduce per unit cost.

B.     Exchange Rate Adjustments.

       Purchaser and Seller will share the risk of currency exchange rate fluctuations, as provided in this paragraph, for units shipped pursuant to Schedule 1. The unit price for such shipments shall be adjusted by the applicable percentage below according to the value of the "Euro-Dollar Exchange Rate" calculated as of the last day of Seller's fiscal month in which the units were shipped.

--------------------------------------------------------------------------------
July 27, 2000 Purchase Agreement                                         Page 17

       (Seller's fiscal months are the periods ending on Sunday of the fourth, eighth and final week of each of Seller's fiscal quarters. Seller's fiscal quarters in which shipments are scheduled under this Agreement are the 13-week periods ending on the dates shown in Paragraph (B)(2) of
       Schedule 1.) For purposes of this paragraph, the "Euro-Dollar Exchange Rate" means the average of the foreign exchange rates for Euros per U.S. Dollar, as published in the Wall Street Journal during the thirty (30) calendar days preceding the date as of which the calculation is to be made, for rates quoted in New York the preceding business day for trading among banks in amounts of $1 million or more.

       -------------------------------------------------------------------------
       Euro-Dollar Exchange rate                               Percentage Price
                                                                  Adjustment
       =========================================================================
       Equal to or greater than *****                               -*****
       Equal to or greater than ***** and less than *****           -*****
       Equal to or greater than ***** and less than *****           -*****
       Greater than ***** and less than *****                    no adjustment
       Equal to or less than ***** and greater than *****           +*****
       Equal to or less than ***** and greater than *****           +*****
       Equal to or less than *****                                  +*****
       -------------------------------------------------------------------------

C.     Payment Terms.

       Products will be invoiced upon shipment at the prices determined under Paragraph (A) of this Schedule 2, prior to any adjustment pursuant to Paragraph (B). Invoices shall be due and payable within twenty (20) days from the invoice date. Within fifteen (15) days after the end of each fiscal quarter of Seller, Seller will issue Purchaser a credit or debit memorandum, as the case may be, reflecting all adjustments required by Paragraph (B) with respect to shipments made during the quarter.
       Purchaser may apply the amount of any such credit memoranda against unpaid invoices due to Seller and shall pay Seller the amount of such debit memoranda in the same manner as invoices.



































--------------------------------------------------------------------------------
July 27, 2000 Purchase Agreement                                         Page 18

                                   SCHEDULE 3

                             Product Specifications


A. GaN LEDs. The GaN LEDs subject to this Agreement are Seller's part number *****, and the applicable product specifications are those set forth in Seller's ISO 9000-controlled specifications for such Product as in effect on the Effective Date of this Agreement, copies of which have been provided to Purchaser prior to execution of this Agreement.

B.     InGaN LEDs.

       1. The standard size and small size InGaN LEDs subject to this Agreement are identified by Seller's part numbers shown below. The applicable product specifications are those set forth in Seller's ISO 9000-controlled specifications for such Products as in effect on the Effective Date of this Agreement, copies of which have been provided to Purchaser prior to execution of this Agreement, except as otherwise noted below.

                           ****** **
                           ****** **
                           ******
                           ****** **
                           ******
                           ****** *

              *The specifications for the ***** part shall be mutually agreed upon in writing by the parties.

              **The minimum radiant flux of *****, ***** and ***** parts shall be as shown below for the period in which the unit is shipped:

              ------------------------------------------------------------------
                                             Minimum Radiant Flux
                               -------------------------------------------------
                                      Quarterly (13-Week) Period Ending
                               -------------------------------------------------
              Part No.         12/24/00     3/25/01      6/24/01      9/23/01
              ==================================================================
              *****              *****       *****        *****        *****
              *****              *****       *****        *****        *****
              *****              *****       *****        *****        *****
              ------------------------------------------------------------------

       2. Product Specifications for the Aton technology InGaN LED shall be mutually agreed upon in writing by the parties, with a target of ***** increase in radiant flux and a ***** increase in forward voltage (Vf) from Seller's standard specifications for the corresponding non-Aton technology Products, as set forth in Seller's ISO 9000-controlled specifications as in effect on the Effective Date of this Agreement.

C. SiC Wafers. The SiC Wafers subject to this Agreement are Seller's part number ***** and the applicable product specifications are those set forth in Seller's ISO 9000-controlled specifications for such Product as in effect on the Effective Date of this Agreement, copies of which have been provided to Purchaser prior to execution of this Agreement.

--------------------------------------------------------------------------------
July 27, 2000 Purchase Agreement                                         Page 19

       The parties will cooperate in evaluating the substitution of Purchaser's internal specifications as the Product Specifications applicable under this Agreement and will negotiate in good faith a mutually acceptable written agreement effecting such substitution and any necessary adjustments to Purchaser's specifications. Failure of the parties to agree on such substitute specifications for any Products, or on any other Product Specifications required to be mutually agreed upon pursuant to this Agreement, shall not give either party the right to terminate this Agreement.

D. Seller acknowledges Purchaser's desire that Seller reduce the forward voltages (Vf max.) for all colors from ***** to *****. Seller shall use its best commercially reasonable efforts to develop such improved parts prior to *****.

















































--------------------------------------------------------------------------------
July 27, 2000 Purchase Agreement                                         Page 20